United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 3, 2014

Date of Report

WESTCOTT PRODUCTS CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	001-10171	80-0000245
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

112 Loraine South, Suite 266, Midland, Texas 79701

 (Address of Principal Executive Offices)

(432)695-6997

(Registrant’s Telephone Number, including area code)

8867 South Capella Way

Sandy, Utah 84093

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be read and considered with other reports filed by us with the Securities and Exchange Commission (the “SEC”). Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

NAME REFERENCES

Except as otherwise indicated by context, references to the “Company,” “we,” “our,” “us” and words of similar import refer to “Westcott Products Corporation,” a Delaware corporation, and its wholly-owned subsidiary, Dala Petroleum Corp., a Nevada corporation.

DOCUMENTS INCORPORATED HEREIN BY REFERENCE

See Item 9.01 for documents incorporated herein by reference, including our prior reports or registration statements that have been filed by us with the SEC and that contain information, as applicable, to the information required by Item 501(8) of Form 8-K.

Item 1.01 Entry into Definitive Material Agreement.

DESCRIPTION OF THE MERGER

Introduction

Westcott Products Corporation was incorporated as “Light Tech, Inc.” under the laws of the State of Nevada on May 24, 1984. A subsidiary in the name “Westcott Products Corporation” was organized by us under the laws of the State of Delaware on June 24, 1986, for the purpose of changing our name and domicile to the State of Delaware. On June 27, 1986, we merged with the Delaware subsidiary, with the survivor being Westcott Products Corporation, a Delaware corporation.  All of our prior operations were conducted through Lee Building Products and T. A. Kilgore & Company, (“Kilgore”), which owned and operated a home center in League City, Texas, about 30 miles southeast of downtown Houston, Texas. During 1990, we ceased all operations, and the secured lenders took possession of all of its assets.

On March 11, 2000, our Board of Directors began the process of re-entering the development stage with the appointment of new officers and directors, and began the process of seeking the acquisition of new business opportunities, which resulted in the completion of the acquisition of Dala Petroleum Corp. that is discussed below under the heading “Merger.”

Dala has the rights to engage in oil exploration and development on approximately 300 leases in north central Kansas, with total acreage of approximately 80,000 acres (the “Property”). Dala will operate as an early-stage oil exploration company focused on the Property, which has oil potential at depths of less than 6,000 feet. Additional information on the Company’s new operations as a result of the Merger can be found in the “Business” section below.

Merger Transaction Documents

The summaries of the Merger Transaction Documents and the other agreements, documents and instruments related to the Transaction Documents or otherwise described herein and filed as Exhibits to this Current Report and which are incorporated herein by reference are believed to be complete in every material respect; however, such referenced Transaction Documents, agreements, documents and instruments that are summarized may be read in their entirety as filed “Exhibits” to our initial Current Report filed with the Securities and Exchange Commission (the “SEC”) on June 3, 2014.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them under the Merger Agreement or other instrument referenced; and in some instances, for clarity, certain Exhibits to the Merger Agreement or other instruments that are filed herewith as Exhibits are named and defined otherwise than in the Transaction Documents or in those instruments.  See Item 9.01.

Merger

On June 2, 2014, Westcott Products Corp., a Delaware corporation (“Westcott”), its newly formed and wholly-owned subsidiary, Dala Acquisition Corp., a Nevada corporation (“Merger Subsidiary”), and Dala Petroleum Corp., a Nevada corporation (“Dala”), executed and delivered an Agreement and Plan of Merger (the “Merger Agreement”) and all required or necessary documentation to complete the merger (collectively, the “Transaction Documents”), whereby Merger Subsidiary merged with and into Dala, and Dala was the surviving company under the merger and became a wholly-owned subsidiary of Westcott on the closing of the merger (the “Merger”).  Effective June 2, 2014, the respective Boards of Directors of Westcott and Dala, along with Westcott, as the sole stockholder of Merger Subsidiary, and Dala’s sole stockholder Chisholm Partners II, LLC, a Louisiana limited liability company (“Chisholm II”) owning 100% of the outstanding voting securities of Dala approved the Merger by written consent, and the Articles of Merger were filed with the Secretary of State of the State of Nevada on such date, which was the effective date of the Merger.  Accordingly, Westcott will issue 10,000,000 shares of its common stock in exchange for all of the outstanding shares of common stock of Dala, to be distributed to Dala Petroleum’s sole shareholder that will immediately distribute the shares on a pro rata basis to its members.  Dala had no other outstanding stock options, warrants, preferred stock or securities on the closing of the Merger.  There will then be 12,500,000 outstanding shares of Westcott common stock.  Current Westcott stockholders will own 2,500,000 of these shares or approximately 20% of the outstanding voting securities of Westcott; and Dala stockholders will own approximately 10,000,000 of these shares or approximately 80% of these outstanding voting securities of Westcott. Also, see the following Capitalization Tables for additional information about the Merger, and Item 9.01, where a copy of the Merger Agreement is filed as an Exhibit.

Several conditions precedent as set forth in the Merger Agreement were completed prior to the Merger. One critical condition precedent set forth in the Merger Agreement is that Westcott would raise no less than $2,000,000 (the minimum Offering) from persons who are “accredited investors” in consideration of the issuance (or the conversion) of a minimum of 2,000 shares up to a maximum of 2,500 shares of its Series A 6% Convertible Preferred Stock at the offering price of $1,000 per Unit. As of the date of this Report, the Company sold 2, 025 Units in the Offering. Each Unit consists of one share of Series A 6% Convertible Preferred Stock that is convertible at any time at the option of the Holder into common stock at the conversion price of $0.70 per common share based on the total dollar amount invested (subject to adjustment as set forth in the Company’s Series A 6% Convertible Preferred Stock Certificate of Designation that was filed on May 30, 2014) and 1,429 warrants to purchase common shares of the Company at an exercise price of $1.35 within three years of the “Effective Date” as defined in the Stock Purchase Agreement for the Offering. The Effective Date is defined as the earliest date of the following to occur: (a) the initial registration statement required by the Offering Documents has been declared effective by the Commission, (b) all of the underlying shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions or (c) following the one year anniversary of the Closing Date provided that a holder of underlying shares is not an Affiliate of the Company, all of the underlying shares may be sold pursuant to an exemption from registration under Section 4(1) of the Securities Act without volume or manner-of-sale restrictions and Company counsel has delivered to such holders a standing written unqualified opinion that re-sales may then be made by such holders of the underlying shares pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

Offering Documents

The summaries of the Offering Documents and the other agreements, documents and instruments related to the Transaction Documents or otherwise described herein and filed as Exhibits to this Current Report and which are incorporated herein by reference are believed to be complete in every material respect; however, such referenced Offering Documents, agreements, documents and instruments that are summarized may be read in their entirety as filed “Exhibits” to our initial Current Report filed with the Securities and Exchange Commission (the “SEC”) on June 3, 2014.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them under the document referenced. See Item 9.01.

The Offering Documents include the following:

•

Private Placement Memorandum

•

Securities Purchase Agreement

•

Registration Rights Agreement

•

Form of Warrant

•

Escrow Agreement for Offering Funds

•

Jenson Services Escrow Agreement

•

Form of Lock-Up Agreement

•

Series A 6% Convertible Preferred Stock Certificate of Designation

Summary of the Offering

Securities Offered

$1,000 per Unit, up to 2,500 Units, each Unit consisting of one share of Series A 6% Convertible Preferred stock and 1,429 warrants for common stock at a purchase price of $1.35 that expires three years from the Effective Date (as defined in the Stock Purchase Agreement for the Offering).

Proceeds Held in Escrow	The proceeds of this Offering were deposited into our legal counsel’s escrow account and held until the minimum Offering amount was met and the Merger occurred.

Rights and Preferences of Preferred Stock

Holders of Series A 6% Convertible Preferred Stock are entitled to receive cumulative dividends at the rate per share of 6% per annum, payable quarterly on January 1, April 1, July 1, and October 1, in cash from legally available funds or, at the Company’s option, in duly authorized, validly issued, fully paid and non-assessable shares of common stock.  Each share of Series A 6% Convertible Preferred Stock is convertible at any time at the option of the Holder into common stock at the conversion price of $0.70 per common share based on the total dollar amount invested (subject to adjustment as set forth in the Series A 6% Convertible Preferred Stock Certificate of Designation) Unless waived by the Holder, at no time will the Holder be able to convert the Series A 6% Convertible Preferred Stock into common stock that is equal to more than 4.99% of the total issued and outstanding shares of common stock of the Company (the “Conversion Limitation”). If the Holder gives the Company at least 61 days’ written notice, then the Holder may convert up to 9.99% of the total issued and outstanding shares of common stock of the Company.

Minimum Investment	$100,000 per investor. The Company may reduce the minimum investment per investor in its sole discretion.

Offering Period	The Offering Period will expire on the earlier of (i) the sale of all of the Units, (ii) the date of the Merger, or (iii) June 6, 2014.

Securities of the Company Outstanding:

Before the Offering	2,500,000 shares of common stock.

After the Merger	12,500,000 shares of common stock.

After the Offering (Minimum raise)	18,814,286 shares of common stock, assuming all shares of Series A 6% Convertible Preferred Stock are converted, all stock options are exercised and all warrants are exercised.

After the Offering (Maximum raise)	20,242,858 shares of common stock, assuming all shares of Series A 6% Convertible Preferred Stock are converted, all stock options are exercised and all warrants are exercised.

Use of Proceeds	The net proceeds of this Offering will primarily be used for drilling, seismic tests, technical services, and general working capital, including general and administrative expenses.

Voting Rights	The shares of Series A 6% Convertible Preferred Stock shall not have any voting rights.

Dividend Rights

The holders of our Series A 6% Convertible Preferred Stock are entitled to receive cumulative dividends at the rate per share of 6% per annum, payable quarterly on January 1, April 1, July 1, and October 1, in cash from legally available funds or in common stock. The holders of our common stock are entitled to receive dividends, if any, as may be declared by our Board of Directors, in its sole discretion; however, we do not intend to pay any dividends in the foreseeable future.

Registration Rights

Within sixty days of the Closing of the Offering, the Company shall file a Registration Statement registering all Registrable Securities (as defined in the Registration Rights Agreement) including the shares of common stock issuable upon conversion of the shares of Series A 6% Convertible Preferred Stock, the warrant shares offered herein, and any shares that may be paid to the Holder as dividends on the Series A 6% Convertible Preferred Stock. The Company shall cause the Registration Statement to become effective within 180 days following the filing date (in the event of a “full review” by the SEC) or 150 days (if there is not a “full review” by the SEC). All fees associated with the Registration shall be borne by the Company. The Company may incur certain cash liquidated damages if the terms and timelines of the Registration Rights Agreement are not met.

A capitalization table of the Company’s common stock after the Merger and after the Offering is included below.

Capitalization Table

Following the Closing of the Merger, the Company will have 12,500,000 shares of common stock issued and outstanding. The following table sets forth the total ownership of our stock after the Offering, assuming that all of the Series A 6% Convertible Preferred Shares offered herein have been converted, all of the warrants offered herein have been exercised, and all of the stock options have been exercised.

	Post-Merger, Pre-Offering	Assuming Minimum Offering $2,000,000	% Ownership	Assuming Maximum Offering $2,500,000	% Ownership
Dala Petroleum	12,500,000	12,500,000	81.40%	12,500,000	77.78%
Offering - Post Conversion of Preferred Shares into Common Shares		2,857,143	18.60%	3,571,429	22.22%
SUB-TOTAL		15,357,143	100%	16,071,429	100%

Fully-Diluted
Dala Petroleum	12,500,000	12,500,000	66.44%	12,500,000	61.75%
Offering- Post Conversion of Preferred Shares into Common Shares		2,857,143	15.19%	3,571,429	17.64%
Offering Warrants		2,857,143	15.19%	3,571,429	17.64%
Employee Options	400,000	400,000	2.13%	400,000	1.98%
Director Options	200,000	200,000	1.06%	200,000	0.99%
TOTAL	13,100,00	18,814,286	100%	20,242,858	100%

Accounting Treatment of the Merger

For financial reporting purposes, the Merger represents a “reverse merger” rather than a business combination and Dala is deemed to be the accounting acquirer in the transaction. The Merger is being accounted for as a reverse-merger and recapitalization. Dala is the acquirer for financial reporting purposes and Westcott is the acquired company. Consequently, the assets and liabilities and the operations that will be reflected in the historical financial statements prior to the Share Exchange will be those of Dala and will be recorded at the historical cost basis of Dala, and the consolidated financial statements after completion of the Share Exchange will include the assets and liabilities of Dala and Westcott, and the historical operations of Dala and operations of the Company from the closing date of the Merger Agreement. Dala has not commenced any significant operations and, in accordance with ASC Topic 915, Dala is considered an exploration stage company.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 3, 2014, Dala entered into a Master Services Agreement with Chisholm II (the “Master Services Agreement”). Pursuant to the Master Services Agreement, Chisholm II agreed to act as an independent contractor for the Company and provide services and personnel to develop, drill, operate, and maintain oil and gas wells and properties used to produce oil and gas within the State of Kansas for a period of twelve (12) months. The Company will pay Chisholm II $25,000 up front and $25,000 per month for its services and reimburse Chisholm II for any expenses directly incurred during the related operations.

On June 3, 2014, Dala also entered into an Option Participation Agreement with Chisholm II (the “Option Participation Agreement”). Pursuant to the Option Participation Agreement, Chisholm II granted Dala the option, at Dala’s own election, to participate for up to twenty-five percent (25%) of Chisholm’s share of each drilling operation in search for oil or gas in the State of Kansas undertaken by Chisholm II.

Item 3.02 Unregistered Sales of Equity Securities

During our past three fiscal years ended September 30, 2013, 2012, and 2011, and since then, we have sold the following unregistered securities:

(i)

Immediately following the Merger described in Item 1.01 above, the Company closed a private placement offering (the “Offering”) to certain accredited and sophisticated investors.

The Company offered, at a price of $1,000 per Unit, up to 2,500 Units (with the option to increase the maximum offering to 2,775 in the case of oversubscription), each Unit consisting of one share of Series A 6% Convertible Preferred Stock and 1,429 warrants for common stock at a purchase price of $1.35 per share that expire three years from the Effective Date as defined in the Stock Purchase Agreement of the Offering Documents.

Holders (the “Holder” or “Holders”) of Series A 6% Convertible Preferred Stock are entitled to receive cumulative dividends at the rate per share of 6% per annum, payable quarterly on January 1, April 1, July 1, and October 1, in cash from legally available funds or, at the Company’s option, in duly authorized, validly issued, fully paid and non-assessable shares of common stock.  Each share of Series A 6% Convertible Preferred Stock is convertible at any time at the option of the Holder into common stock at the conversion price of $0.70 per common share based on the total dollar amount invested (subject to adjustment as set forth in the Series A 6% Convertible Preferred Stock Certificate of Designation). Unless waived by the Holder, at no time will the Holder be able to convert the Series A 6% Convertible Preferred Stock into common stock that is equal to more than 4.99% of the total issued and outstanding shares of common stock of the Company. If the Holder gives the Company at least 61 days’ written notice, then the Holder may convert up to 9.99% of the total issued and outstanding shares of common stock of the Company.

Under the Offering, a total of 2,025 Units were placed and $2,025,000 was delivered by thirteen investors to the Company. The sale of the Series A 6% Convertible Preferred Stock was exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Regulation D, Rule 506(b), promulgated thereunder.  There was no general solicitation, and each investor is financially sophisticated.

The Company also entered into a Registration Rights Agreement with the Holders of the Series A 6% Convertible Preferred Stock through which the Company is required to register the common shares underlying the Series A 6% Convertible Preferred Stock and the warrants.

(ii)

On or about February 10, 2014, we offered and sold 1,384,200 shares of our common stock comprised of “restricted securities” in consideration of the sum of $13,842.  These shares were offered and sold pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.  The funds were utilized for partial payment of our expenses incurred in connection with our negotiation and due diligence activities related to the Dala Merger discussed in Item 1.01 above.

Form 10 Disclosure

BUSINESS

Corporate History

Westcott Products Corporation was incorporated as “Light Tech, Inc.” under the laws of the State of Nevada on May 24, 1984. A subsidiary in the name “Westcott Products Corporation” was organized by us under the laws of the State of Delaware on June 24, 1986, for the purpose of changing our name and domicile to the State of Delaware. On June 27, 1986, we merged with the Delaware subsidiary, with the survivor being Westcott Products Corporation, a Delaware corporation.  All of our prior operations were conducted through Lee Building Products and T. A. Kilgore & Company, (“Kilgore”), which owned and operated a home center in League City, Texas, about 30 miles southeast of downtown Houston, Texas. During 1990, we ceased all operations, and the secured lenders took possession of all of its assets.

On March 11, 2000, our Board of Directors began the process of re-entering the development stage with the appointment of new officers and directors, and began the process of seeking the acquisition of new business opportunities, which resulted in the completion of the Dala Merger in 2014.

We have an authorized capital of 100,000,000 shares divided into 50,000,000 shares of common stock of a par value of $0.001 per share and 50,000,000 shares of preferred stock with a par value of $0.01, with 2,775 of the 50,000,000 shares of preferred stock being designated as our Series A 6% Convertible Preferred Stock. With the exception of the Series A 6% Convertible Preferred Stock sold under our Offering described in Item 3.02 above, no other shares of our preferred stock are outstanding. We were formed for the primary purpose of engaging in any and all lawful business.

Copies of the Certificate of Ownership and Merger and our initial Articles of Incorporation, as amended, together with our By-Laws, were filed as Exhibits to our 10-KSB Annual Report for the fiscal year ended September 30, 2003.

On or about November 28, 2006, we filed a Definitive Information Statement on Form 14C with the Securities and Exchange Commission (the “SEC”), whereby we amended our Articles of Incorporation with the State of Delaware;  and we issued common stock to the members of our Board of Directors for compensation of services.  The Amended Articles of Incorporation were unanimously adopted by our Board of Directors and certain shareholders owning approximately 13,800 shares of our common stock or approximately 59.7% of our outstanding voting securities to effect a re-capitalization of our outstanding common stock in the form of a pro rata 250,000 for one reverse split, with all fractional shares being rounded up to the nearest whole share, and an immediate 200 for one pro rata dividend of our outstanding common stock. All share and per share amounts have been retroactively adjusted to reflect this re-capitalization. A copy of the Amended Articles of Incorporation was filed as an Exhibit to our Definitive Information Statement on Form 14C. This re-capitalization and compensation common stock issuance became effective December 20, 2006.

Since the recapitalization, we have been seeking and investigating potential assets, property or businesses to acquire.  Until the Merger, we have had no material business operations for more than 20 years.

As described in Item 1.01 above, on January 8, 2014, we entered into a Letter of Intent with Chisholm II, the sole shareholder of Dala, to complete an Agreement and Plan of Merger.

Pursuant to the Agreement and Plan of Merger, Westcott formed a new, wholly-owned Nevada subsidiary, Dala Acquisition Corp., on May 22, 2014 which merged with and into Dala on June 2, 2014, with Dala being the surviving company and therefore becoming a wholly-owned subsidiary of Westcott upon the closing of the Merger.  According to the terms of the Plan of Merger, Westcott issued 10,000,000 restricted shares of its common stock to the sole shareholder of Dala in exchange for all of the outstanding shares of Dala common stock.  Following the Merger, the Company had a total of 12,500,000 shares of common stock issued and outstanding.

The Post-Merger Company

Following the Merger, the Company’s operations will be those of Dala. Dala has the rights to engage in oil exploration and development on approximately 300 leases in north central Kansas with total acreage of approximately 80,000 acres (the “Property”). The cost of the 300 lease assets was $1,898,946.

Dala will operate as an early-stage oil exploration company focused on the Property, which has oil potential at depths of less than 6,000 feet. Dala was assigned the rights to explore the Property from Chisholm II, and, through a Service Agreement with Chisholm II, will utilize Chisholm II’s existing technical exploration team to further explore and develop the property.

Dala’s operations will be focused on shallow oil opportunities. Dala has a ready-to-drill inventory of seismically defined (2-D and 3-D) prospects in and around existing production in central, southern and northwest Kansas.  In addition, Dala has leases to approximately 80,000 net acres along a productive trend of fields (1-17 million barrels of oil) in central Kansas, which will be explored via conventional seismic evaluation and vertical drilling. Dala has a full team of experienced (major oil company trained) technical and land personnel to support its operations.  Its founders and management have a track record of creating shareholder value through early stage oil and gas ventures. In partnership with Chisholm II, an exploration and production company focused on the acquisition of Kansas oil leasehold interests and exploration and development and Dala’s sole shareholder prior to the Merger and the closing of the Offering, Dala has an inventory of drill-ready oil prospects.  Most of the prospects are supported by modern seismic data and are a combination of field extensions, step out locations and offsets to existing production. The initial eight prospects estimated ultimate recovery range in potential from one hundred thousand to one-half million barrels of oil, and are expected to be drilled and tested over the next 12 months.  Another eight plus prospects are currently being developed by Dala and Chisholm II.  Together, the companies will continue to acquire new leases and seismic data in support of their ongoing programs.  This prospect development is being conducted by two teams of geologists and geophysicists in Denver, CO.  One team focuses on western Kansas, where they have 10 years of experience and a successful track record; and the second team focuses on a high potential exploration area where Dala’s 80,000 acres are located.  This team has already generated two field offset prospects for Dala, using high resolution 2-D seismic data.

Dala is establishing a substantial land position over a shallow, conventional oil play in north central Kansas.  The "Play" or exploration concept is located across a four county area and is geographically defined by the boundaries of the productive North American Rift System.  The land position is concentrated over a lightly explored portion of the Rift, bordered immediately on the south by over 400 million barrels of rift-related oil fields, and to the north by significant new discoveries in southeast Nebraska, where per well productive rates have recently been reported.  This Play concept was developed by a team of highly experienced international geologists, geophysicists and land experts, who applied regional geologic theory, proprietary geophysical data bases and high resolution seismic.  Based on adjacent productive analogies, the expected field target size in this exploration area is from 1-17 million barrels of recoverable oil, with individual per well rates estimated to be from 200-800 barrels of oil per day, depending upon the reservoir.

In addition to the Play, Dala will begin an eight well drilling program with working interests ranging between 12.5%-25% in order to provide operating income while further validating the thesis of the 80,000 acres.  This additional Kansas non-operated opportunity is provided under the Chisholm II agreement in support of unlocking the value of the separate 80,000 acres.  If successful, this initiative will provide operating capital and data critical to unlocking the potential value of the 80,000 acres.

Business Strategy

Our business strategy is to create value for our shareholders by growing reserves, production and cash flow on a cost-efficient basis.  Key elements of our business strategy will include:

•

Development and exploration of our existing oil and gas leases in the North American Rift System is our primary objective.  Our current acreage position consists of 100% working interest and will require the Company to register as a licensed Oil and Gas Operator within the state of Kansas;

•

To selectively participate, on a non-operated basis, in seismically driven prospects that correspond geologically with our existing footprint within the state of Kansas;

•

Our goal is to remain financially strong, yet flexible, through the prudent management of our current limited cash resources;

•

To complement our organic growth strategy, we will seek to aggregate existing production in order to accelerate the Company’s production and reserve profile;

•

Once the Company has reached a set level of daily production, we will seek to use a variety of derivatives to lock in current value and hedge against any potential downturn in crude pricing;

•

Retaining qualified personnel to carry out the Company’s growth strategy.

Industry Operating Environment

The oil and natural gas industry is affected by many factors that we generally cannot control. Government regulations, particularly in the areas of taxation, energy, climate change and the environment, can have a significant impact on operations and profitability.  Significant factors that will impact oil prices in the current fiscal year and future periods include: political and social developments in the Middle East; demand in Asian and European markets; and the extent to which members of OPEC and other oil exporting nations manage oil supply through export quotas.  Additionally, natural gas prices continue to be under pressure due to concerns over excess supply of natural gas due to the high productivity of emerging shale development in the United States and continued lower product demand caused by a weakened economy.  Natural gas prices are generally determined by North American supply and demand and are also affected by imports of liquefied natural gas.  Weather also has a significant impact on demand for natural gas since it is a primary heating source.

Development

We will primarily engage in oil and natural gas exploration and production singly on the Property using a technical exploration team to further explore and develop the Property. Dala has a full team of experienced (major oil company trained) technical and land personnel to support its operations, which is provided under the Chisholm II Master Service Agreement. Dala has an inventory of drill-ready oil prospects.  Most of the prospects are supported by modern seismic data and are a combination of field extensions, step out locations and offsets to existing production. The initial eight prospects estimated ultimate recovery range in potential from one hundred thousand to one-half million barrels of oil, and are expected to be drilled and tested over the next 12 months.  Another eight plus prospects are currently being developed by Dala and Chisholm II.  Together, the companies will continue to acquire new leases and seismic data in support of their ongoing programs.  This prospect development is being conducted by two teams of geologists and geophysicists in Denver, CO.  One team focuses on western Kansas, where they have 10 years of experience and a successful track record; and the second team focuses on a high potential exploration area where Dala’s 80,000 acres are located.  This team has already generated two field offset prospects for Dala, using high resolution 2-D seismic data.

Dala is assembling a substantial land position over a shallow, conventional oil play in north central Kansas.  The "Play" or exploration concept is located across a four county area and is geographically defined by the boundaries of the productive North American Rift System.  The land position is concentrated over a lightly explored portion of the Rift, bordered immediately on the south by over 400 million barrels of rift-related oil fields, and to the north by significant new discoveries in southeast Nebraska, where per well productive rates of 400-600 barrels per day have recently been reported.  This Play concept was developed by a team of highly experienced international geologists, geophysicists and land experts, who applied regional geologic theory, proprietary geophysical data bases and high resolution seismic.  Based on adjacent productive analogies, the expected field target size in this exploration area is from 1-17 million barrels of recoverable oil, with individual per well rates estimated to be from 200-800 barrels of oil per day, depending upon the reservoir.

Clay
Ottawa
Dickinson
Saline
Lease Area
8S 3W
8S 2W
8S 1W
8S 1E
8S 2E
8S 3E
8S 4E
9S 3W
9S 2W
9S 1W
9S 1E
9S 2E
9S 3E
9S 4E
10S 3W
10S 2W
10S 1W
10S 1E
10S 4E
11S 3W
11S 2W
11S 1W
11S 4E
12S 3W
12S 2W
12S 2E
12S 3E
12S 4E
13S 3W
13S 1W
13S 1E
13S 2E
13S 3E
13S 4E
14S 3W
14S 2W
14S 1W
14S 1E
14S 2E
14S 3E
14S 4E
15S 3W
15S 2W
15S 1W
15S 1E
15S 2E
15S 3E
15S 4E
Nebraska
Iowa
Colorado
Kansas
Missouri
KANOKA RIDGE
Oklahoma
Texas
Arkansas

In addition to the Play, Dala will begin an eight well drilling program with working interests ranging between 12.5% - 25% in order to provide operating income while further validating the thesis of the 80,000 acres.  This additional Kansas non-operated opportunity is provided under the Chisholm II agreement in support of unlocking the value of the separate 80,000 acres.    If successful, this initiative will provide operating capital and data critical to unlocking the potential value of the 80,000 acres.

Competition

The oil and natural gas industry is intensely competitive, and we will be competing with numerous other oil and natural gas exploration and production companies.  Most of these companies have substantially greater resources than we have.  Not only do they explore for and produce oil and natural gas, but also many carry on midstream and refining operations and market petroleum and other products on a regional, national or worldwide basis.  The operations of other companies will be able to pay more for exploratory prospects and productive oil and natural gas properties.  They will also have substantially more resources to define, evaluate, bid for and purchase a greater number of properties and prospects than our limited financial or human resources permit.

Our larger or integrated competitors will have the resources to be better able to absorb the burden of existing, and any changes to federal, state, and local laws and regulations more easily than we can, which will adversely affect our competitive position.  Our ability to discover reserves and acquire additional properties in the future will be dependent upon our ability and resources to evaluate and select suitable properties and to consummate transactions in this highly competitive environment.  In addition, we will be at a disadvantage in producing oil and natural gas properties and bidding for exploratory prospects, because we have substantially fewer financial and human resources than other companies in our industry.  Should a larger and better financed company decide to directly compete with us, and be successful in its efforts, our business model and any business operations could be adversely affected.

Marketing and Customers

The market for oil and natural gas that may be produced from our properties depends on factors beyond our control, including the extent of domestic production and imports of oil and natural gas, the proximity and capacity of natural gas pipelines and other transportation facilities, demand for oil and natural gas, the marketing of competitive fuels and the effects of state and federal regulation. The oil and natural gas industry also competes with other industries in supplying the energy and fuel requirements of industrial, commercial and individual consumers.

Our oil production, if any, is expected to be sold at prices tied to the spot oil markets.  Our natural gas production, if any, is expected to be sold under short-term contracts and priced based on first of the month index prices or on daily spot market prices.  We will rely on any operating partners to market and sell our production, where we contract with such operators in drilling prospects.  We currently have a Management Services Agreement with Chisholm II and an Option Participation Agreement with Chisholm II.

Principal Agreements Affecting Our Ordinary Business

We do not own any physical real estate, but, instead, our acreage is comprised of leasehold interests subject to the terms and provisions of lease agreements that provide us the right to explore and develop the Property in specific geographic areas.  All lease arrangements that comprise our current acreage positions are established using industry-standard terms that have been established and used in the oil and natural gas industry for many years, and our leases are with the State of Kansas. All of our current leases were assigned to us by Chisholm II, our majority shareholder, that obtained the original leasehold interest prior to the assignment.

We have entered into a Master Services Agreement with Chisholm. Pursuant to the Master Service Agreement, Chisholm agreed to act as an independent contractor for the Company and provide services and personnel to develop, drill, operate, and maintain oil and gas wells and properties used to produce oil and gas within the State of Kansas for a period of twelve (12) months. The Company will pay Chisholm $25,000 per month for its services and reimburse Chisholm for any expenses directly incurred during the related operations.

We have also entered into an Option Participation Agreement with Chisholm. Pursuant to the Option Participation Agreement, Chisholm granted Dala the option, at Dala’s own election, to participate for up to twenty-five percent (25%) of Chisholm’s share of each drilling operation in search for oil or gas in the State of Kansas undertaken by Chisholm.

In general, our current lease agreements have a term of five years from the effective date with an option to extend for an additional three years. The effective dates of the leases vary lease to lease. The oldest effective date is October 3, 2011, and the most recent effective date is March 13, 2013.  There are over 300 lease agreements that have been assigned to Dala by Chisholm II. Royalty rates will be negotiated on a case-by-case basis consistent with industry standard pricing.  Once a well is drilled and production established, the leased acreage in the applicable spacing unit is customarily considered developed acreage and is held by production.  Other locations within the drilling unit created for a well may also be drilled at any time with no time limit as long as the lease is held by production.  We do not believe lease expiration issues will materially affect our current leasehold acreage position.

Governmental Regulation and Environmental Matters

Our operations are subject to various rules, regulations and limitations impacting the oil and natural gas exploration and production industry as whole.

Regulation of Oil and Natural Gas Production

Oil and natural gas exploration, production and related operations, when developed, are subject to extensive rules and regulations promulgated by federal, state, tribal and local authorities and agencies.  For example, Kansas requires permits for drilling operations, drilling bonds and reports concerning operations and imposes other requirements relating to the exploration and production of oil and natural gas.  Kansas may also have statutes or regulations addressing conservation matters, including provisions for the unitization or pooling of oil and natural gas properties, the establishment of maximum rates of production from wells, and the regulation of spacing, plugging and abandonment of such wells.  Failure to comply with any such rules and regulations can result in substantial penalties.  The regulatory burden on the oil and natural gas industry will most likely increase our cost of doing business and may affect our profitability.  Although we believe we are currently in substantial compliance with all applicable laws and regulations, because such rules and regulations are frequently amended or reinterpreted, we are unable to predict the future cost or impact of complying with such laws.  Significant expenditures may be required to comply with governmental laws and regulations and may have a material adverse effect on our financial condition and results of operations.

Environmental Matters

Our operations and properties are subject to extensive and changing federal, state and local laws and regulations relating to environmental protection, including the generation, storage, handling, emission, transportation and discharge of materials into the environment, and relating to safety and health. The recent trend in environmental legislation and regulation generally is toward stricter standards, and this trend will likely continue. These laws and regulations may:

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require the acquisition of a permit or other authorization before construction or drilling commences and for certain other activities;

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limit or prohibit construction, drilling and other activities on certain lands lying within wilderness and other protected areas; and

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impose substantial liabilities for pollution resulting from such operations.

The permits required for our operations may be subject to revocation, modification and renewal by issuing authorities.  Governmental authorities have the power to enforce their regulations, and violations are subject to fines or injunctions, or both.  In the opinion of management, we anticipate that we will be in substantial compliance with current applicable environmental laws and regulations, and we have no material commitments for capital expenditures to comply with existing environmental requirements. Nevertheless, changes in existing environmental laws and regulations or in interpretations thereof could have a significant impact on us, as well as the oil and natural gas industry in general.

The Comprehensive Environmental, Response, Compensation, and Liability Act (“CERCLA”) and comparable state statutes impose strict, joint and several liability on owners and operators of sites and on persons who have disposed of or have arranged for the disposal of “hazardous substances” found at such sites. It is not uncommon for the neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the hazardous substances released into the environment.  The Federal Resource Conservation and Recovery Act (“RCRA”) and comparable state statutes govern the disposal of “solid waste” and “hazardous waste” and authorize the imposition of substantial fines and penalties for noncompliance. Although CERCLA currently excludes petroleum from its definition of “hazardous substance,” state laws affecting our operations may impose clean-up liability relating to petroleum and petroleum related products. In addition, although RCRA classifies certain oil field wastes as “non-hazardous,” such exploration and production wastes could be reclassified as hazardous wastes thereby making such wastes subject to more stringent handling and disposal requirements.

The Endangered Species Act (“ESA”) seeks to ensure that activities do not jeopardize endangered or threatened animal, fish and plant species, nor destroy or modify the critical habitat of such species.  Under ESA, exploration and production operations, as well as actions by federal agencies, may not significantly impair or jeopardize the species or its habitat.  ESA provides for criminal penalties for willful violations of ESA.  Other statutes that provide protection to animal and plant species and that may apply to our operations include, but are not necessarily limited to, the Fish and Wildlife Coordination Act, the Fishery Conservation and Management Act, the Migratory Bird Treaty Act and the National Historic Preservation Act.  Although we believe that our operations will be in substantial compliance with such statutes, any change in these statutes or any reclassification of a species as endangered could subject us (directly or indirectly through any operating partners) to significant expenses to modify our operations or could force discontinuation of certain operations altogether.

On April 17, 2012, EPA finalized rules proposed on July 28, 2011, which establish new air emission controls for oil and natural gas production and natural gas processing operations. Specifically, the EPA’s rule package includes New Source Performance Standards to address emissions of sulfur dioxide and volatile organic compounds (“VOCs”) and a separate set of emission standards to address hazardous air pollutants frequently associated with oil and natural gas production and processing activities. The rules establish specific new requirements regarding emissions from compressors, dehydrators, storage tanks and other production equipment. In addition, the rules revise leak detection requirements for natural gas processing plants. These rules may require a number of modifications to our planned operations and those of any of our potential third-party operating partners, including the installation of new equipment to control emissions from compressors. Although we cannot predict the cost to comply with these new requirements at this point, compliance with these new rules could result in significant costs, including increased capital expenditures and operating costs, and could adversely impact our business.

These new regulations and proposals and any other new regulations requiring the installation of more sophisticated pollution control equipment could have a material adverse impact on our business model and business, results of operations and financial condition.

The Federal Water Pollution Control Act of 1972, or the Clean Water Act (the “CWA”), imposes restrictions and controls on the discharge of produced waters and other pollutants into navigable waters. Permits must be obtained to discharge pollutants into state and federal waters and to conduct construction activities in waters and wetlands. The CWA and certain state regulations prohibit the discharge of produced water, sand, drilling fluids, drill cuttings, sediment and certain other substances related to the oil and gas industry into certain coastal and offshore waters without an individual or general National Pollutant Discharge Elimination System discharge permit. In addition, the Clean Water Act and analogous state laws require individual permits or coverage under general permits for discharges of storm water runoff from certain types of facilities. Some states also maintain groundwater protection programs that require permits for discharges or operations that may impact groundwater conditions. Costs may be associated with the treatment of wastewater and/or developing and implementing storm water pollution prevention plans. The CWA and comparable state statutes provide for civil, criminal and administrative penalties for unauthorized discharges of oil and other pollutants and impose liability on parties responsible for those discharges, for the costs of cleaning up any environmental damage caused by the release and for natural resource damages resulting from the release.

The underground injection of oil and natural gas wastes are regulated by the Underground Injection Control program authorized by the Safe Drinking Water Act.  The primary objective of injection well operating requirements is to ensure the mechanical integrity of the injection apparatus and to prevent migration of fluids from the injection zone into underground sources of drinking water.  All of leased acreage in which we have interest may be required to be developed from unconventional sources that require hydraulic fracturing as part of the completion process.  Hydraulic fracturing involves the injection of water, sand and chemicals under pressure into the formation to stimulate gas production.  Legislation to amend the Safe Drinking Water Act to repeal the exemption for hydraulic fracturing from the definition of “underground injection” and require federal permitting and regulatory control of hydraulic fracturing, as well as legislative proposals to require disclosure of the chemical constituents of the fluids used in the fracturing process, were proposed in recent sessions of Congress.  The U.S. Congress continues to consider legislation to amend the Safe Drinking Water Act to subject hydraulic fracturing operations to regulation under the Act’s Underground Injection Control Program to require disclosure of chemicals used in the hydraulic fracturing process.

Scrutiny of hydraulic fracturing activities continues in other ways.  The federal government is currently undertaking several studies of hydraulic fracturing’s potential impact.  Several states, including Kansas, where our current leased properties are located, have also proposed or adopted legislative or regulatory restrictions on hydraulic fracturing.  We cannot predict whether any other legislation will ever be enacted and if so, what its provisions would be.  If additional levels of regulation and permits were required through the adoption of new laws and regulations at the federal or state level, it could lead to delays, increased operating costs and process prohibitions that would materially adversely affect our revenue and results of operations.

The National Environmental Policy Act, or NEPA, establishes a national environmental policy and goals for the protection, maintenance and enhancement of the environment and provides a process for implementing these goals within federal agencies.  A major federal agency action having the potential to significantly impact the environment requires review under NEPA.  Many of our planned activities and those of any of our potential third-party operating partners are covered under categorical exclusions which results in a shorter NEPA review process.  The Council on Environmental Quality has announced an intention to reinvigorate NEPA reviews and on March 12, 2012, issued final guidance that may result in longer review processes that could lead to delays and increased costs that could materially adversely affect our revenues and results of operations.

Climate Change

Significant studies and research have been devoted to climate change and global warming, and climate change has developed into a major political issue in the United States and globally.  Certain research suggests that greenhouse gas emissions contribute to climate change and pose a threat to the environment.  Recent scientific research and political debate has focused in part on carbon dioxide and methane incidental to oil and natural gas exploration and production.

In the United States, legislative and regulatory initiatives are underway to limit greenhouse gas emissions. The U.S. Congress has considered legislation that would control GHG emissions through a “cap and trade” program and several states have already implemented programs to reduce GHG emissions.  The U.S. Supreme Court determined that GHG emissions fall within the federal Clean Air Act, or the CAA, definition of an “air pollutant,” and in response the EPA promulgated an endangerment finding paving the way for regulation of GHG emissions under the CAA. In 2010, the EPA issued a final rule, known as the “Tailoring Rule,” that makes certain large stationary sources and modification projects subject to permitting requirements for greenhouse gas emissions under the Clean Air Act.

In addition, in September 2009, the EPA issued a final rule requiring the reporting of GHGs from specified large GHG emission sources in the United States beginning in 2011 for emissions in 2010.  On November 30, 2010, the EPA published a final rule expanding its existing GHG emissions reporting to include onshore and offshore oil and natural gas systems beginning in 2012.  We and any of our potential third party operating partners are required to report their greenhouse gas emissions under these rules.  Because regulation of GHG emissions is relatively new, further regulatory, legislative and judicial developments are likely to occur.  Such developments may affect how these GHG initiatives will impact us.  Moreover, while the U.S. Supreme Court held in its June 2011 decision American Electric Power Co. v. Connecticut that, with respect to claims concerning GHG emissions, the federal common law of nuisance was displaced by the federal Clean Air Act, the Court left open the question of whether tort claims against sources of GHG emissions alleging property damage may proceed under state common law.  There thus remains some litigation risk for such claims.  Due to the uncertainties surrounding the regulation of and other risks associated with GHG emissions, we cannot predict the financial impact of related developments on us.

Legislation or regulations that may be adopted to address climate change could also affect the markets for our products by making our products more or less desirable than competing sources of energy.  To the extent that our products are competing with higher greenhouse gas emitting energy sources, our products would become more desirable in the market with more stringent limitations on greenhouse gas emissions.  To the extent that our products are competing with lower greenhouse gas emitting energy sources such as solar and wind, our products would become less desirable in the market with more stringent limitations on greenhouse gas emissions.  We cannot predict with any certainty at this time how these possibilities may affect our operations.

The majority of scientific studies on climate change suggest that stronger storms may occur in the future in the areas where we operate, although the scientific studies are not unanimous.  Although operators may take steps to mitigate physical risks from storms, no assurance can be given that future storms will not have a material adverse effect on our business.

Existing and Probable Government Regulation to Our Current and Intended Business

Exchange Act

We are subject to the following regulations of the Exchange Act, and applicable securities laws, rules and regulations promulgated under the Exchange Act by the SEC.  Compliance with these requirements of the Exchange Act increases our legal and accounting costs.

Smaller Reporting Company

We are subject to the reporting requirements of Section 13 of the Exchange Act, and subject to the disclosure requirements of Regulation S-K of the SEC, as a “smaller reporting company.”  That designation will relieve us of some of the informational requirements of Regulation S-K.

Sarbanes/Oxley Act

We are also subject to the Sarbanes-Oxley Act of 2002 (the “Sarbanes/Oxley Act”).  The Sarbanes/Oxley Act created a strong and independent accounting oversight board to oversee the conduct of auditors of public companies and strengthens auditor independence.  It also requires steps to enhance the direct responsibility of senior members of management for financial reporting and for the quality of financial disclosures made by public companies; establishes clear statutory rules to limit, and to expose to public view, possible conflicts of interest affecting securities analysts; creates guidelines for audit committee members’ appointment, compensation and oversight of the work of public companies’ auditors; management assessment of our internal controls; prohibits certain insider trading during pension fund blackout periods; requires companies and auditors to evaluate internal controls and procedures; and establishes a federal crime of securities fraud, among other provisions. Compliance with the requirements of the Sarbanes/Oxley Act will substantially increase our legal and accounting costs.

Exchange Act Reporting Requirements

Section 14(a) of the Exchange Act requires all companies with securities registered pursuant to Section 12(g) of the Exchange Act like we are to comply with the rules and regulations of the SEC regarding proxy solicitations, as outlined in SEC Regulation 14A.  Matters submitted to shareholders at a special or annual meeting thereof or pursuant to a written consent will require us to provide our shareholders with the information outlined in Schedules 14A (where proxies are solicited) or 14C (where consents in writing to the action have already been received or are anticipated to be received) of SEC Regulation 14, as applicable; and preliminary copies of this information must be submitted to the SEC at least 10 days prior to the date that definitive copies are forwarded to our shareholders.

We are also required to file annual reports on Form 10-K and quarterly reports on Form 10-Q with the SEC on a regular basis, and will be required to timely disclose certain material events (e.g., changes in corporate control; acquisitions or dispositions of a significant amount of assets other than in the ordinary course of business; and bankruptcy) in Current Reports on Form 8-K.

Number of Total Employees and Number of Full-Time Employees

We have one full-time employee, E. Will Gray II, our Chief Executive Officer and director.

Reports to Security Holders

You may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also find all of the reports that we have filed electronically with the SEC at their Internet site www.sec.gov.

RISK FACTORS

As we are a “smaller reporting company” as defined by Rule 12b-2 of the Exchange Act, we are not required to provide the information under this item; however, we believe this information may be of value to our shareholders for this filing. We reserve the right not to provide risk factors in our future filings. Our primary risk factors and other considerations include:

Risks Related to the Company

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities.   If any of the following risks actually occur, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

In any business venture, there are substantial risks specific to the particular enterprise which cannot be ascertained until a potential acquisition, reorganization or merger candidate has been identified; however, at a minimum, the Company’s present and proposed business operations will be highly speculative and be subject to the same types of risks inherent in any new or unproven venture, and will include those types of risk factors outlined below.

Extremely Limited Assets; No Source of Revenue

The Company has virtually no assets and has had no revenue for over the past twenty years or to the date hereof.  The Company can provide no assurance that any acquired business, including the business acquired in the Merger with Dala, will produce any material revenues for the Company or its stockholders or that any such business will operate on a profitable basis.

Auditor’s ‘Going Concern’ Opinion

The Independent Auditor’s Report issued in connection with the audited financial statements of our Company for the last fiscal year expresses “substantial doubt about its ability to continue as a going concern,” due to our Company’s status as a start up and our lack of profitable operations.

No Established Market for Common Stock; No Market for Shares

On June 14, 2007, our common stock was approved for trading on the OTC Bulletin Board of the NASD under the symbol “WSPD.” Since that time, there have been few trades and a limited volume of shares sold on the OTC Bulletin Board. Since September 30, 2013 only two hundred shares have traded on the OTC Bulletin Board. There is currently no established trading market for such shares and there can be no assurance that such a market will ever develop or be maintained. Any market price for shares of common stock of our Company is likely to be very volatile, and numerous factors beyond the control of our Company may have a significant effect. In addition, the stock markets generally have experienced, and continue to experience, extreme price and volume fluctuations which have affected the market price of many small capital companies and which have often been unrelated to the operating performance of these companies. These broad market fluctuations, as well as general economic and political conditions, may adversely affect the market price of our Company’s common stock in any market that may develop. Sales of “restricted securities” under Rule 144 may also have an adverse effect on any market that may develop.

Risks of “Penny Stock”

Our Company’s common stock may be deemed to be “penny stock” as that term is defined in Section 240.3a511 of the Exchange Act. Penny stocks are stocks (i) with a price of less than five dollars per share; (ii) that are not traded on a “recognized” national exchange; (iii) whose prices are not quoted on the NASDAQ automated  quotation system (NASDAQlisted stocks must still meet requirement (i) above); or (iv) in issuers with net tangible  assets  less than $2,000,000 (if the issuer has been in continuous operation for at least three years) or $5,000,000 (if in continuous operation for less than three years), or with average revenues of less than $6,000,000 for the last three years.

Section 15(g) of the Exchange Act and Rule 15g2 of the Securities and Exchange Commission require brokerdealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor’s account. Potential investors in our Company’s common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be “penny stock.”

Moreover, Rule 15g9 of the Securities and Exchange Commission requires brokerdealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the brokerdealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the brokerdealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor’s financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for investors in our Company’s common stock to resell their shares to third parties or to otherwise dispose of them.

There has been no “established public market” for the Company’s common stock. On June 14, 2007, our Company obtained a trading symbol “WSPD” on the OTC Bulletin Board of the NASD. At such time as our Company completes a merger or acquisition transaction, if at all, we may attempt to qualify for quotation on either NASDAQ or a national securities exchange. However, at least initially, any trading in our common stock will most likely be conducted in the overthecounter market in the pink sheets, the OTCQB or the OTC Bulletin Board.

Need for any Governmental Approval of Principal Products of Services

Because our Company currently produces no products or services, we are not presently subject to any governmental regulation in this regard. However, as a result of the Merger, , we will become subject to all governmental approval requirements to which the merged or acquired entity is subject. The oil exploration industry, the industry the Company will be engaged in post-Merger, is a highly-regulated industry, and the Company will need to obtain certain government approvals for its operations.

We May Not be Able to Effectively Manage Our Growth.

Our strategy envisions growing our business.  Any growth in or expansion of our business is likely to continue to place a strain on our management and administrative resources, infrastructure and systems.  As with other growing businesses, we expect that we will need to further refine and expand our business development capabilities, our systems and processes and our access to financing sources.  We also will need to hire, train, supervise and manage new employees.  These processes are time consuming and expensive, will increase management responsibilities and will divert management attention.  We cannot assure you that we will be able to:

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expand our products effectively or efficiently or in a timely manner;

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allocate our human resources optimally;

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meet our capital needs;

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identify and hire qualified employees or retain valued employees; or

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incorporate effectively the components of any business or product line that we may acquire in our effort to achieve growth.

Our inability or failure to manage our growth and expansion effectively could harm our business and materially and adversely affect our operating results and financial condition.

We Will be Required to Attract and Retain Top Quality Talent to Compete in the Marketplace.

We believe our future growth and success will depend in part on our ability to attract and retain highly skilled managerial, operational, and finance personnel.  There can be no assurance of success in attracting and retaining such personnel.  Shortages in qualified personnel could limit our ability to drill for oil and continue the exploration of the Property.

We Will be Subject to Evolving and Expensive Corporate Governance Regulations and Requirements.  Our Failure to Adequately Adhere to These Requirements or the Failure or Circumvention of Our Controls and Procedures Could Seriously Harm our Business.

As a publicly traded company, we are subject to various federal, state and other rules and regulations, including applicable requirements of the Sarbanes-Oxley Act of 2002.  Compliance with these evolving regulations is costly and requires a significant diversion of management time and attention, particularly with regard to our disclosure controls and procedures and our internal control over financial reporting.  Our internal controls and procedures may not be able to prevent errors or fraud in the future.  Faulty judgments, simple errors or mistakes, or the failure of our personnel to adhere to established controls and procedures may make it difficult for us to ensure that the objectives of the control system are met.  A failure of our controls and procedures to detect other than inconsequential errors or fraud could seriously harm our business and results of operations.

Risks Related to Our Operations Post-Merger

Oil and Gas Price Fluctuations in the Market May Adversely Affect the Results of Our Operations.

Our profitability, cash flows and the carrying value of our oil and natural gas properties are highly dependent upon the market prices of oil and natural gas. Substantially all of our sales of oil and natural gas, if any, are made in the spot market, or pursuant to contracts based on spot market prices, and not pursuant to long-term, fixed-price contracts.  Accordingly, the prices received for our oil and natural gas production are dependent upon numerous factors beyond our control. These factors include the level of consumer product demand, governmental regulations and taxes, the price and availability of alternative fuels, the level of foreign imports of oil and natural gas and the overall economic environment.

Historically, the oil and natural gas markets have proven cyclical and volatile as a result of factors that are beyond our control.  Any additional declines in oil and natural gas prices or any other unfavorable market conditions could have a material adverse effect on our financial condition and on the carrying value of our proved reserves.

Actual Quantities of Recoverable Oil and Gas Reserves and Future Cash Flows from those Reserves Most Likely Will Vary from Our Estimates.

Estimating accumulations of oil and gas is complex. The process relies on interpretations of available geological, geophysical, engineering and production data. The extent, quality and reliability of this data can vary. The process also requires certain economic assumptions, some of which are mandated by the SEC, such as oil and gas prices, drilling and operating expenses, capital expenditures, taxes and availability of funds. The accuracy of a reserve estimate is a function of:

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the quality and quantity of available data;

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the interpretation of that data;

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the accuracy of various mandated economic assumptions; and

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the judgment of the persons preparing the estimate.

Estimates of proved reserves prepared by others might differ materially from our estimates.  Actual quantities of recoverable oil and gas reserves, future production, oil and gas prices, revenues, taxes, development expenditures and operating expenses most likely will vary from our estimates.  Any significant variance could materially affect the quantities and net present value of our reserves.  In addition, we may adjust estimates of proved reserves to reflect production history, results of exploration and development and prevailing oil and gas prices. Our reserves also may be susceptible to drainage by operators on adjacent properties.

Our Operations Will Require Significant Expenditures of Capital that May Not be Recovered.

We will require significant expenditures of capital in order to locate and develop producing properties and to drill exploratory and exploitation wells.  In conducting exploration, exploitation and development activities from a particular well, the presence of unanticipated pressure or irregularities in formations, miscalculations or accidents may cause our exploration, exploitation, development and production activities to be unsuccessful, potentially resulting in abandonment of the well.  This could result in a total loss of our investment.  In addition, the cost and timing of drilling, completing and operating wells is difficult to predict.

Compliance with, or Breach of, Environmental Laws Can be Costly and Could Limit Our Operations.

Our operations will be subject to numerous and frequently changing laws and regulations governing the discharge of materials into the environment or otherwise relating to environmental protection.  Any properties we might own for the exploration and production of oil and gas and the wastes disposed on these properties may be subject to the Comprehensive Environmental Response, Compensation and Liability Act, the Oil Pollution Act of 1990, the Resource Conservation and Recovery Act, the Federal Water Pollution Control Act and analogous state laws.  Under such laws, we could be required to remove or remediate previously released wastes or property contamination.  Laws and regulations protecting the environment have generally become more stringent and may, in some cases, impose “strict liability” for environmental damage.  Strict liability means that we may be held liable for damage without regard to whether we were negligent or otherwise at fault.  Environmental laws and regulations may expose us to liability for the conduct of or conditions caused by others or for acts that were in compliance with all applicable laws at the time they were performed.  Failure to comply with these laws and regulations may result in the imposition of administrative, civil and criminal penalties.

Although we believe that our operations are in substantial compliance with existing requirements of governmental bodies, our ability to conduct continued operations is subject to satisfying applicable regulatory and permitting controls. Our current permits and authorizations and ability to get future permits and authorizations may be susceptible on a going forward basis, to increased scrutiny, greater complexity resulting in increased costs, or delays in receiving appropriate authorizations.

We are Subject to Changing Laws and Regulations and Other Governmental Actions that Can Significantly and Adversely Affect Our Business.

Federal, state, local, territorial and foreign laws and regulations relating to tax increases and retroactive tax claims, disallowance of tax credits and deductions, expropriation or nationalization of property, mandatory government participation, cancellation or amendment of contract rights, and changes in import and export regulations, limitations on access to exploration and development opportunities, as well as other political developments may affect our operations.

Because of the speculative nature of oil and gas exploration, there is risk that we will not find commercially exploitable oil and gas and that our business will fail.

The search for commercial quantities of oil and natural gas as a business is extremely risky. We cannot provide investors with any assurance that any properties in which we obtain a mineral interest will contain commercially exploitable quantities of oil and/or gas.  The exploration expenditures to be made by us may not result in the discovery of commercial quantities of oil and/or gas.  Problems such as unusual or unexpected formations or pressures, premature declines of reservoirs, invasion of water into producing formations and other conditions involved in oil and gas exploration often result in unsuccessful exploration efforts. If we are unable to find commercially exploitable quantities of oil and gas, and/or we are unable to commercially extract such quantities, we may be forced to abandon or curtail our business plan, and as a result, any investment in us may become worthless.

We May Not Produce Any Oil or Gas.

We are an exploratory company and although the Property has been thoroughly explored and tested, we may not actually discover or produced any oil or gas.

The Oil and Gas we Produce May Not be Readily Marketable at the Time of Production.

Crude oil, natural gas, condensate and other oil and gas products are generally sold to other oil and gas companies, government agencies and other industries.  The availability of ready markets for oil and gas that we might discover and the prices obtained for such oil and gas depend on many factors beyond our control, including:

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the extent of local production and imports of oil and gas,

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the proximity and capacity of pipelines and other transportation facilities,

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fluctuating demand for oil and gas,

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the marketing of competitive fuels, and

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the effects of governmental regulation of oil and gas production and sales.

Natural gas associated with oil production is often not marketable due to demand or transportation limitations and is often flared at the producing well site.  Pipeline facilities do not exist in certain areas of exploration and, therefore, we intend on utilizing trucks to transport any oil that is discovered.

The price of oil and natural gas has historically been volatile.  If it were to decrease substantially, our projections, budgets and revenues would be adversely affected, potentially forcing us to make changes in our operations.

Our future financial condition, results of operations and the carrying value of any oil and natural gas interests we acquire will depend primarily upon the prices paid for oil and natural gas production. Oil and natural gas prices historically have been volatile and likely will continue to be volatile in the future, especially given current world geopolitical conditions. Our cash flows from operations are highly dependent on the prices that we receive for oil and natural gas. This price volatility also affects the amount of our cash flows available for capital expenditures and our ability to borrow money or raise additional capital. The prices for oil and natural gas are subject to a variety of additional factors that are beyond our control. These factors include:

•

the level of consumer demand for oil and natural gas;

•

the domestic and foreign supply of oil and natural gas;

•

the ability of the members of the Organization of Petroleum Exporting Countries ("OPEC") to agree to and maintain oil price and production controls;

•

the price of foreign oil and natural gas;

•

domestic governmental regulations and taxes;

•

the price and availability of alternative fuel sources;

•

weather conditions;

•

market uncertainty due to political conditions in oil and natural gas producing regions, including the Middle East; and

•

worldwide economic conditions.

These factors as well as the volatility of the energy markets generally make it extremely difficult to predict future oil and natural gas price movements with any certainty. Declines in oil and natural gas prices affect our revenues, and could reduce the amount of oil and natural gas that we can produce economically.  Accordingly, such declines could have a material adverse effect on our financial condition, results of operations, oil and natural gas reserves and the carrying values of our oil and natural gas properties. If the oil and natural gas industry experiences significant price declines, we may be unable to make planned expenditures, among other things. If this were to happen, we may be forced to abandon or curtail our business operations, which would cause the value of an investment in us to decline in value, or become worthless.

Because of the inherent dangers involved in oil and gas operations, there is a risk that we may incur liability or damages as we conduct our business operations, which could force us to expend a substantial amount of money in connection with litigation and/or a settlement.

The oil and natural gas business involves a variety of operating hazards and risks such as well blowouts, pipe failures, casing collapse, explosions, uncontrollable flows of oil, natural gas or well fluids, fires, spills, pollution, releases of toxic gas and other environmental hazards and risks. These hazards and risks could result in substantial losses to us from, among other things, injury or loss of life, severe damage to or destruction of property, natural resources and equipment, pollution or other environmental damage, cleanup responsibilities, regulatory investigation and penalties and suspension of operations. In addition, we may be liable for environmental damages caused by previous owners of property purchased and leased by us. As a result, substantial liabilities to third parties or governmental entities may be incurred, the payment of which could reduce or eliminate the funds available for exploration, development or acquisitions or result in the loss of our properties and/or force us to expend substantial monies in connection with litigation or settlements. We currently have no insurance to cover such losses and liabilities, and even if insurance is obtained, there can be no assurance that it will be adequate to cover any losses or liabilities. We cannot predict the availability of insurance or the availability of insurance at premium levels that justify our purchase. The occurrence of a significant event not fully insured or indemnified against could materially and adversely affect our financial condition and operations. We may elect to self-insure if management believes that the cost of insurance, although available, is excessive relative to the risks presented. In addition, pollution and environmental risks generally are not fully insurable. The occurrence of an event not fully covered by insurance could have a material adverse effect on our financial condition and results of operations, which could lead to any investment in us becoming worthless.

We May Encounter Operating Hazards that May Result in Substantial Losses.

We will be subject to operating hazards normally associated with the exploration and production of oil and gas, including hurricanes, blowouts, explosions, oil spills, cratering, pollution, earthquakes, labor disruptions and fires.  The occurrence of any such operating hazards could result in substantial losses to us due to injury or loss of life and damage to or destruction of oil and gas wells, formations, production facilities or other properties.  We maintain insurance coverage limiting financial loss resulting from certain of these operating hazards.  We do not maintain full insurance coverage for all matters that may adversely affect our operations, including war, terrorism, nuclear reactions, government fines, treatment of waste, blowout expenses, wind damage and business interruptions.  Losses and liabilities arising from uninsured or underinsured events could reduce our revenues or increase our costs. There can be no assurance that any insurance will be adequate to cover losses or liabilities associated with operational hazards.  We cannot predict the continued availability of insurance, or its availability at premium levels that justify its purchase.

We Face Strong Competition From Larger Oil and Gas Companies, which Could Result in Adverse Effects on Our Business.

The exploration and production business is highly competitive.  Many of our competitors have substantially larger financial resources, staffs and facilities.  Our competitors in the United States include numerous major oil and gas exploration and production companies. Additionally, other companies engaged in our line of business may compete with us from time to time in obtaining capital from investors.  Competitors include larger companies which, in particular, may have access to greater resources, may be more successful in the recruitment and retention of qualified employees and may conduct their own refining and petroleum marketing operations, which may give them a competitive advantage.  Actual or potential competitors may be strengthened through the acquisition of additional assets and interests.  Additionally, there are numerous companies focusing their resources on creating fuels and/or materials which serve the same purpose as oil and gas, but are manufactured from renewable resources.

Our estimates of the volume of reserves could have flaws, or such reserves could turn out not to be commercially extractable. As a result, our future revenues and projections could be incorrect.

Estimates of reserves and of future net revenues prepared by different petroleum engineers may vary substantially depending, in part, on the assumptions made and may be subject to adjustment either up or down in the future. Our actual amounts of production, revenue, taxes, development expenditures, operating expenses, and quantities of recoverable oil and gas reserves may vary substantially from the estimates.  Oil and gas reserve estimates are necessarily inexact and involve matters of subjective engineering judgment. In addition, any estimates of our future net revenues and the present value thereof are based on assumptions derived in part from historical price and cost information, which may not reflect current and future values, and/or other assumptions made by us that only represent our best estimates. If these estimates of quantities, prices and costs prove inaccurate, we may be unsuccessful in expanding our oil and gas reserves base with our acquisitions. Additionally, if declines in and instability of oil and gas prices occur, then write downs in the capitalized costs associated with any oil and gas assets we obtain may be required. Because of the nature of the estimates of our reserves and estimates in general, we can provide no assurance that reductions to our estimated proved oil and gas reserves and estimated future net revenues will not be required in the future, and/or that our estimated reserves will be present and/or commercially extractable. If our reserve estimates are incorrect, the value of our common stock could decrease and we may be forced to write down the capitalized costs of our oil and gas properties.

Our business will suffer if we cannot obtain or maintain necessary licenses.

Our operations will require licenses, permits and in some cases renewals of licenses and permits from various governmental authorities.  Our ability to obtain, sustain or renew such licenses and permits on acceptable terms is subject to change in regulations and policies and to the discretion of the applicable governments, among other factors.  Our inability to obtain, or our loss of or denial of extension of, any of these licenses or permits could hamper our ability to produce revenues from our operations.

Our Operations are Subject to Various Litigation that Could Have an Adverse Effect on Our Business.

From time to time we may become a defendant in various litigation matters.  The nature of our operations expose us to further possible litigation claims in the future.  There is risk that any matter in litigation could be adversely decided against us regardless of our belief, opinion and position, which could have a material adverse effect on our financial condition and results of operations.  Litigation is highly costly and the costs associated with defending litigation could also have a material adverse effect on our financial condition.

We May be Affected by Global Climate Change or by Legal, Regulatory, or Market Responses to Such Change.

The growing political and scientific sentiment is that increased concentrations of carbon dioxide and other greenhouse gases in the atmosphere are influencing global weather patterns.  Changing weather patterns, along with the increased frequency or duration of extreme weather conditions, could impact the availability or increase the cost to produce our products.  Additionally, the sale of our products can be impacted by weather conditions.

Concern over climate change, including global warming, has led to legislative and regulatory initiatives directed at limiting the greenhouse gas emissions.  For example, proposals that would impose mandatory requirements on greenhouse gas emissions continue to be considered by policy makers in the territories we operate.  Laws enacted that directly or indirectly affect our oil and gas production could impact our business and financial results.

Risks Related to our Securities

Our Stock Price May be Volatile, which May Result in Losses to Our Shareholders.

The stock markets have experienced significant price and trading volume fluctuations, and the market prices of companies listed on the over-the-counter Bulletin Board quotation system in which shares of our common stock are listed, have been volatile in the past and have experienced sharp share price and trading volume changes. The trading price of our common stock is likely to be volatile and could fluctuate widely in response to many factors, including the following, some of which are beyond our control:

•

variations in our operating results;

•

changes in expectations of our future financial performance, including financial estimates by securities analysts and investors;

•

changes in operating and stock price performance of other companies in our industry;

•

additions or departures of key personnel; and

•

future sales of our common stock.

Domestic and international stock markets often experience significant price and volume fluctuations. These fluctuations, as well as general economic and political conditions unrelated to our performance, may adversely affect the price of our common stock.

Our Common Shares May Become Thinly Traded and You May be Unable to Sell at or Near Ask Prices, or at All.

We cannot predict the extent to which an active public market for trading our common stock will be sustained.

This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community who generate or influence sales volume.  Even if we came to the attention of such persons, those persons tend to be risk-averse and may be reluctant to follow, purchase, or recommend the purchase of shares of an unproven company such as ours until such time as we become more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that current trading levels will be sustained.

The market price for our common stock is particularly volatile given our status as a relatively small company, which could lead to wide fluctuations in our share price. You may be unable to sell your common stock at or above your purchase price if at all, which may result in substantial losses to you.

Shareholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the volatility of our share price.

Because the SEC Imposes Additional Sales Practice Requirements on Brokers Who Deal in Shares of Penny Stocks, Some Brokers May be Unwilling to Trade Our Securities. This Means that You May have Difficulty Reselling Your Shares, which May Cause the Value of Your Investment to Decline.

Our shares are classified as penny stocks and are covered by Section 15(g) of the Exchange Act which imposes additional sales practice requirements on brokers-dealers who sell our securities. For sales of our securities, broker-dealers must make a special suitability determination and receive a written agreement prior from you to making a sale on your behalf. Because of the imposition of the foregoing additional sales practices, it is possible that broker-dealers will not want to make a market in our common stock. This could prevent you from reselling your shares and may cause the value of your investment to decline.

Financial Industry Regulatory Authority (FINRA) Sales Practice Requirements May Limit Your Ability to Buy and Sell Our Common Stock, which Could Depress the Price of Our Shares.

FINRA rules require broker-dealers to have reasonable grounds for believing that an investment is suitable for a customer before recommending that investment to the customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status and investment objectives, among other things. Under interpretations of these rules, FINRA believes that there is a high probability such speculative low-priced securities will not be suitable for at least some customers. Thus, FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our shares, have an adverse effect on the market for our shares, and thereby depress our share price.

Volatility in Our Common Share Price May Subject Us to Securities Litigation.

The market for our common stock is characterized by significant price volatility as compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management's attention and resources.

Our Business is Subject to Changing Regulations Related to Corporate Governance and Public Disclosure that have Increased Both Our Costs and the Risk of Noncompliance.

Because our common stock is publicly traded, we are subject to certain rules and regulations of federal, state and financial market exchange entities charged with the protection of investors and the oversight of companies whose securities are publicly traded. These entities, including the Public Company Accounting Oversight Board, the SEC and FINRA, have issued requirements and regulations and continue to develop additional regulations and requirements in response to corporate scandals and laws enacted by Congress, most notably the Sarbanes-Oxley Act of 2002. Our efforts to comply with these regulations have resulted in, and are likely to continue resulting in, increased general and administrative expenses and diversion of management time and attention from revenue-generating activities to compliance activities. Because new and modified laws, regulations and standards are subject to varying interpretations in many cases due to their lack of specificity, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This evolution may result in continuing uncertainty regarding compliance matters and additional costs necessitated by ongoing revisions to our disclosure and governance practices.

We Will Incur Increased Costs and Compliance Risks as a Result of Becoming a Public Company.

We will incur costs associated with our public company reporting requirements. We also anticipate that we will incur costs associated with recently adopted corporate governance requirements, including certain requirements under the Sarbanes-Oxley Act of 2002, as well as new rules implemented by the SEC and FINRA.  We expect these rules and regulations, in particular Section 404 of the Sarbanes-Oxley Act of 2002, to significantly increase our legal and financial compliance costs and to make some activities more time-consuming and costly. Like many smaller public companies, we face a significant impact from required compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Section 404 requires management of public companies to evaluate the effectiveness of internal control over financial reporting and the independent auditors to attest to the effectiveness of such internal controls and the evaluation performed by management. The SEC has adopted rules implementing Section 404 for public companies as well as disclosure requirements. The Public Company Accounting Oversight Board, or PCAOB, has adopted documentation and attestation standards that the independent auditors must follow in conducting its attestation under Section 404. We are currently preparing for compliance with Section 404; however, there can be no assurance that we will be able to effectively meet all of the requirements of Section 404 as currently known to us in the currently mandated timeframe. Any failure to implement effectively new or improved internal controls, or to resolve difficulties encountered in their implementation, could harm our operating results, cause us to fail to meet reporting obligations or result in management being required to give a qualified assessment of our internal controls over financial reporting or our independent auditors providing an adverse opinion regarding management’s assessment. Any such result could cause investors to lose confidence in our reported financial information, which could have a material adverse effect on our stock price.

We also expect these new rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our Board of Directors or as executive officers. We are currently evaluating and monitoring developments with respect to these new rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

Sales of Our Currently Issued and Outstanding Stock May Become Freely Tradable Pursuant to Rule 144 and May Dilute the Market for Your Shares and have a Depressive Effect on the Price of the Shares of Our Common Stock.

A majority of the outstanding shares of our common stock are “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) (“Rule 144”). As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Securities Act and as required under applicable state securities laws. Rule 144 provides in essence that one year following a company ceasing to be a “shell company” and filing Form 10 information with the SEC to that effect, a non-affiliate who has held restricted securities for a period of at least six months may sell their shares of common stock. Under Rule 144, affiliates who have held restricted securities for a period of at least six months may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1% of a company’s outstanding shares of common stock or the average weekly trading volume during the four calendar weeks prior to the sale (the four calendar week rule does not apply to companies quoted on the OTCQB). Pursuant to Rule 144, shareholders must wait at least one year from the date of our filing of a Form 8-K with requisite Form 10 information to avail themselves of Rule 144 unless we file a registration statement for the sale of such shares prior thereto. A sale under Rule 144 or under any other exemption from the Securities Act, if available, or pursuant to subsequent registrations of our shares of common stock, may have a depressive effect upon the price of our shares of common stock in any active market that may develop.

FINANCIAL INFORMATION

Please see the pro-forma financial statements for Dala and Westcott as of March 31, 2014.  See Item 9.01.

PROPERTIES

Dala does not own any property but has the rights to engage in oil exploration and development on approximately 300 leases in north central Kansas with total acreage of approximately 80,000 acres (the “Property”). The cost of the 300 lease assets was $1,898,946.

For the next fiscal year, we will conduct our administrative affairs from our President’s office, at minimal cost to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information concerning the number of shares our common stock owned beneficially as of June 3, 2014 (after the Merger and the Offering) by: (i) our directors and executive officer; and (ii) each person or group of persons known by us to beneficially own more than 5% of our outstanding shares of common stock.  Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

5% Shareholders

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (1)	Percent of Class after the Merger (2) (%)	Percent of Class after the Offering (based on $2,052,000 raised) (3)

Orinoco Revocable Trust	Common	1,830,000	14.64%	10.01%
1010 10th Street Golden, CO 80401	Series A 6% Convertible Preferred	100		1.56%

Cottman Family Trust (4)	Common	1,650,000	13.2%	9.02%
1010 10th Street Golden, CO 80401	Series A 6% Convertible Preferred	100		1.56%

Terry Looper	Common	1,410,000	11.28%	7.71%
11757 Katy Freeway, Suite 1400 Houston, TX 77079	Series A 6% Convertible Preferred	100		1.56%

Oil & Gas Technology Consultants	Common	960,000	7.68%	5.25%
Citco Bldg., Wickhams Cay, Road Town, Tortola, BVI	Series A 6% Convertible Preferred	100		1.56%

E. Will Gray II (5) 112 Loraine South, Suite 266, Midland, Texas 79701	Common	890,000	7.12%	4.87%

J&M Wimbish Family Trust (6)	Common	800,000	6.4%	4.38%
1010 10th Street Golden, CO 80401	Series A 6% Convertible Preferred	50		.78%

Management

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (1)	Percent of Class after the Merger (2) (%)	Percent of Class after the Offering (assuming maximum is raised) (3)
E. Will Gray II (5) 112 Loraine South, Suite 266, Midland, Texas 79701	Common	890,000	7.12%	4.53%

Jonathan S. Wimbish (6)	Common	800,000	6.4%	4.07%
1010 10th Street Golden, CO 80401	Series A 6% Convertible Preferred	50		.73%

Clancy Cottman(4)	Common	1,650,000	13.2%	8.40%
1010 10th Street Golden, CO 80401	Series A 6% Convertible Preferred	100		1.45%

Callie Jones 175 South Main Street Fifteenth Floor Salt Lake City, Utah 84111		0	0%	0%

(1)

The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares, which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2)

Based on 12,500,000 issued (or issuable and fully-paid) and outstanding shares of common stock as of June 3, 2014, immediately following the Merger after the issuance of 10,000,000 shares as consideration for the Merger.

(3)

Based on 18,285,714 shares, consisting of 12,500,000 shares issued (or issuable and fully-paid) and outstanding shares of common stock following the Merger, 2,892,857 shares of common stock underlying the Series A 6% Convertible Preferred Shares sold as part of the Offering (assuming the maximum Offering is met) and 2,892,857 shares underlying the warrants issued as part of the Offering (assuming the maximum Offering is met). This number does not include 867,856 shares reserved for the payment of dividends for the Series A 6% Convertible Preferred Shares that the Company can elect to pay in cash or kind.

(4)

Clancy Cottman, our director, is the trustee of the Cottman Family Trust.

(5)

E. Will Gray II is a director and the Company’s CEO.

(6)

Jonathan S. Wimbish is a director of the Company.

SEC Rule 13d-3 generally provides that beneficial owners of securities include any person who, directly or indirectly, has or shares voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of such security within 60 days. Any securities not outstanding which are subject to such options, warrants or conversion privileges exercisable within 60 days are treated as outstanding for the purpose of computing the percentage of outstanding securities owned by that person.  Such securities are not treated as outstanding for the purpose of computing the percentage of the class owned by any other person.

DIRECTORS AND EXECUTIVE OFFICERS

There have been several significant change to the Company’s Board of Directors since the filing of our last Annual Report on Form 10-K. On February 12, 2014, E. Will Gray II was elected to serve as a director of the Company. On June 3, 2014, Clancy Cottman and Jonathan S. Wimbish were appointed to the Board of Directors, and Wayne Bassham and Todd Albiston resigned from their positions as directors. On that same day, E. Will Gray II resigned as Secretary of the Company and was appointed as the Chief Executive Officer of the Company, Wayne Bassham resigned as the President of the Company, Todd Albiston resigned as the Vice President of the Company, and Callie Jones was appointed as the Secretary of the Company.  The following sets forth information about our directors and executive officers as of the date of this report, immediately following the Merger.

NAME	AGE	POSITION
E. Will Gray II	39	Chief Executive Officer & Director
Clancy Cottman	57	Chairman of the Board
Jonathan S. Wimbish	43	Director
Callie Jones	32	Secretary

Background of Executive Officer and Directors

E. Will Gray II, 39, our Chief Executive Officer and Director, is a seasoned oil executive who has operated in excess of over 300+ wells within Southeastern New Mexico, West Texas, and Oklahoma.  Mr. Gray was the CEO and Chairman of Cross Border Resources, Inc. (formerly Doral Energy Corp) from December 10, 2008 to May 31, 2012.  While serving as the Chairman and CEO of Cross Border Resources, Mr. Gray arranged for over $80MM in credit facilities and equity financing for the Company.  Additionally, Mr. Gray has been solely responsible for approximately $73MM worth of A&D transactions since 2008 comprising a mix of both operated and non-operated assets within the Permian Basin.  Subsequent to Cross Border Resources, Mr. Gray served in the capacity as EVP & Head of Capital Markets and Business Development for Resaca Exploitation, a Torch Energy portfolio company headquartered in Houston, Texas.  Mr. Gray received his B.S. in Business Management from Texas State University in 1998. While attending Texas State University, Mr. Gray was a member of the Men’s Varsity Golf Team on which he earned Southland Conference All-Academic honors and was a member of the 1997 Southland Conference Golf Championship Team.

Clancy Cottman, 57, is the Chairman of our Board of Directors. Mr. Cottman is a Managing Partner of Chisholm Partners, LLC. Mr. Cottman has over 30 years experience in the oil and gas industry with a focus on joint ventures, acquisitions and project development.  He is Chairman and CEO of NiMin Energy. Mr. Cottman has held various senior management positions at PetroFalcon, Benton Oil and Gas Company and Sun Exploration and Production. He has negotiated numerous oil and gas contracts and arranged multiple energy debt and equity financings in North America and internationally. He holds a BA from Rochester Institute of Technology and an MBA from the University of Rhode Island. Clancy is a Certified Petroleum Landman.

Jonathan S. Wimbish, CFA, 43, will serve as a Director to the Company post-Merger. Mr. Wimbish is an advisor to Chisholm Partners II, LLC, a partner of Kensington Investment Counsel, a registered investment advisor, and  CFO of NiMin Energy. Prior to these activities, Mr. Wimbish was a Portfolio Manager, Managing Director and Co-Founder of Marketus, LLC, an equity-focused hedge fund management company. He managed all energy and industrial investments from its founding in 2002. Mr. Wimbish was also a Managing Director and Portfolio Manager at ING Furman Selz Asset Management and Analyst with Husic Capital Management. He began his career at MasterCard International and held roles of increasing responsibility. He is on the selection committee for the Sharpe Fellows program at University of California at Los Angeles and is a guest lecturer at the Marshall School of Business at University of Southern California.  Mr. Wimbish holds a BA in Economics from UCLA, an MBA from Columbia Business School and is a CFA Charterholder.

Callie Jones, 32, will serve as the Secretary of the Company post-Merger. Ms. Jones is a partner in Brunson Chandler & Jones, PLLC, a law firm that was established in 2013. She has been practicing law since 2006. Her practice includes advising clients on a variety of corporate matters such as securities law, mergers & acquisitions, private placements, public offerings of equity, initial public offerings, and exchange offers.  She has worked with individuals, start-up companies and national corporations as well as clients located in foreign countries. She holds a BA in English from the University of Utah and a JD from the J. Reuben Clark Law School at Brigham Young University.

Director Compensation

Currently, our directors receive no annual compensation for their service on the Board of Directors. Upon acceptance of the position of Secretary and Director of the Company on February 7, 2014, Mr. Gray purchased 890,000 shares of restricted common stock of the Company through a subscription agreement.

Pursuant to the Merger, Westcott granted Mr. Gray 400,000 stock options and granted Mr. Cottman and Mr. Wimbish each 100,000 stock options.

Director Qualifications

In evaluating potential directors, we have considered the following factors, among others:

•

The appropriate size of our Board of Directors relative to our business;

•

Our needs with respect to the particular talents and experience of our directors;

•

The knowledge, skills and experience of directors;

•

Familiarity with our business;

•

Experience with accounting rules and practices; and

•

The desire to balance the benefit of continuity with the periodic injection of the fresh perspective that may be provided by new members, when an increase in the size of our Board of Director is deemed to be reasonable.

Our goal is to assemble a Board of Directors that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, we will also consider candidates with appropriate non-business backgrounds.

Term of Office

Directors serve until the next annual meeting of our shareholders or until their successors are elected and qualify or until the earlier occurrence of his or her death, resignation or removal by our Board of Directors or shareholders. Each of our executive officers is elected by our Board of Directors, and their terms of office are at the discretion of our Board of Directors.  Our executive officers serve until the earlier occurrence of the election of his or her successor at the next annual meeting of our Board of Directors, death, resignation or removal by our Board of Directors.

Identification of Significant Employees

We have no significant employees other than E. Will Gray II, our Chief Executive Officer, and a director.

Material Relationships between Our Affiliates and Dala Petroleum Corp.

The following are the material relationships between each of our affiliates and Dala:

Mr. Gray, the Secretary of the Company immediately prior to the Merger and the Chief Executive Officer of the Company immediately following the Merger, owned approximately 890,000 shares of common stock of Westcott just prior to the closing of the Merger, which then represented approximately 35.6% of the outstanding shares of common stock of Westcott prior to the Merger and the Offering.

Family Relationships

We currently do not have any officers or directors of our Company who are related to each other.

Involvement in Certain Legal Proceedings

During the past 10 years, no director, executive officer, promoter or control person of the Company has been involved in the following:

(1)

A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)

Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.

Engaging in any type of business practice; or

iii.

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5)

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.

Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.

Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act [15 U.S.C. 78c(a)(26)], any registered entity [as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)]), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Audit Committee and Audit Committee Financial Expert

We do not have an audit committee or an audit committee financial expert (as defined in Item 407 of Regulation S-K) serving on our Board of Directors.  With our current business model, we do not believe we presently need an audit committee, but our Board of Directors will reevaluate this determination at least annually.

Code of Ethics

Our Board of Directors has adopted a Code of Ethics that is filed as an Exhibit to this Current Report.  See Item 9.01.

EXECUTIVE COMPENSATION

Our chief executive officer will be compensated according to the terms of his Employment Agreement with the Company. He will receive a salary of $175,000 annually, standard health and employment benefits, and 400,000 incentive stock options at an exercise price of $0.70 that will vest over six years.

There are no other employment contracts (except for the Employment Agreement for Mr. Gray described herein), compensatory plans or arrangements, including payments to be received from us with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Outstanding Equity Awards

As part of the Merger, the Company’s newly-appointed Chief Executive Officer and Directors were granted a total of 600,000 stock options. Mr. Gray was granted 400,000 stock options at an exercise price of $0.70 that will vest over six years (unless there is a change of control of the Company or if Dala’s operations are acquired by a third party, at which time all the unvested stock options granted under the Plan will immediately vest and be exercisable). Mr. Cottman and Mr. Wimbish were each granted 100,000 stock options at an exercise price of $0.70 that will vest over six years (unless there is a change of control of the Company or if Dala’s operations are acquired by a third party, at which time all the unvested stock options granted under the Plan will immediately vest and be exercisable).

Director Compensation

Currently, our directors receive no annual compensation for their service on the Board of Directors other than their receipt of stock options granted as part of the Merger.

Compensation Committee Interlocks and Insider Participation

We currently do not have a compensation committee of our Board of Directors. Our Board of Directors, comprised presently of three people, determines executive compensation.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2).  The OTCBB, on which shares of our common stock are quoted, does not have any director independence requirements.  The NASDAQ definition of “Independent Officer” means, among other considerations, a person other than an “Executive Officer” or an employee or any other individual having a relationship, which in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, E. Will Gray II is not an independent director because he is also an executive officer of the Company and a director.

Related Party Transactions

Dala has entered into a service agreement with Chisholm II, giving Dala the rights to use Chisholm II’s existing technical exploration team to further explore and develop the Property.

Pacific Oil & Gas LLC, a shareholder of Chisholm II, is owned in part by Clancy Cottman, our Chairman.

LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against us, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which our director, executive officer or any affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

MARKET PRICE OF AND DIVIDEND ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock was listed on the OTC Bulletin Board of the National Association of Securities Dealers (“NASD” [now “FINRA”] ) on June 14, 2007, under the symbol “WSPD.” There is currently no established trading market for shares of our common stock.  Management does not expect any viable market to develop in our common stock unless and until we complete an acquisition or merger. In any event, no assurance can be given that any market for our common stock will develop or be maintained.

For any market that develops for our common stock, the sale of “restricted securities” (common stock) pursuant to Rule 144 of the SEC by members of management or any other person to whom any such securities may be issued in the future may have a substantial adverse impact on any such public market.  For information regarding the requirements of resales under Rule 144, see the heading “Rule 144” of this item below.

The following table sets forth, for the periods indicated over the last two years, the high and low closing bid quotations, as reported by the OTC Bulletin Board, and represents prices between dealers, does not include retail markups, markdowns or commissions, and may not represent actual transactions:

	Closing Bid
	High	Low
2011
October 1 – December 31	NONE	NONE
2012
January 3 – March 30.15		.15
April 2 – June 29.15		.15
July 2 – September 28.01		.01
October 1 – December 31.0015		.0015
2013
January 2 – March 28.0015		.0015
April 1 – June 28.01		.0021
July 1 – September 30.01		.01
October 1 –December 31.0015		.0015
2014
January 2 – March 31.0015		.0015

These prices were obtained from the National Quotation Bureau, Inc. (“NQB”) and do not necessarily reflect actual transactions, retail markups, mark downs or commissions.

Rule 144

The following is a summary of the current requirements of Rule 144:

	Affiliate or Person Selling on Behalf of an Affiliate	Non-Affiliate (and has not been an Affiliate During the Prior Three Months)

Restricted Securities of Reporting Issuers

During six-month holding period – no resales under Rule 144 Permitted.

After Six-month holding period – may resell in accordance with all Rule 144 requirements including:

•

Current public information,

•

Volume limitations,

•

Manner of sale requirements for equity securities, and

•

Filing of Form 144.

During six- month holding period – no resales under Rule 144 permitted.

After six-month holding period but before one year – unlimited public resales under Rule 144 except that the current public information requirement still applies.

After one-year holding period – unlimited public resales under Rule 144; need not comply with any other Rule 144 requirements.

Restricted Securities of Non-Reporting Issuers

During one-year holding period – no resales under Rule 144 permitted.

After one-year holding period – may resell in accordance with all Rule 144 requirements including:

•

Current public information,

•

Volume limitations,

•

Manner of sale requirements for equity securities, and

•

Filing of Form 144.

During one-year holding period – no resales under Rule 144 permitted. After one-year holding period – unlimited public resales under Rule 144; need not comply with any other Rule 144 requirements.

Shell Companies

The following is an excerpt from Rule 144(i) regarding resales of securities of shell companies:

“(i)  Unavailability to securities of issuers with no or nominal operations and no or nominal non-cash assets.

(1)

This section is not available for the resale of securities initially issued by an issuer defined below:

(i)   An issuer, other than a business combination related shell company, as defined in §230.405, or an asset-backed issuer, as defined in Item 1101(b) of Regulation AB (§229.1101(b) of this chapter), that has:

(A)

No or nominal operations; and

(B)

Either :

(1)   No or nominal assets;

(2)   Assets consisting solely of cash and cash equivalents; or

(3)   Assets consisting of any amount of cash and cash equivalents and nominal other assets; or

(ii)

An issuer that has been at any time previously an issuer described in paragraph (i)(1)(i).

(2)

Notwithstanding paragraph (i)(1), if the issuer of the securities previously had been an issuer described in paragraph (i)(1)(i) but has ceased to be an issuer described in paragraph (i)(1)(i); is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act; has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issue was required to file such reports and materials), other than Form 8-K reports (§249.308 of this chapter); and has filed current “Form 10 information” with the Commission reflecting its status as an entity that is no longer an issuer described in paragraph (i)(1)(i), then those securities may be sold subject to the requirements of this section after one year has elapsed from the date that the issuer filed “Form 10 information” with the Commission.

(3)

The term “Form 10 information” means the information that is required by Form 10 or Form 20-F (§249.220f of this chapter), as applicable to the issuer of the securities, to register under the Exchange Act each class of securities being sold under this rule.  The issuer may provide the Form 10 information in any filing of the issuer with the Commission.  The Form 10 information is deemed filed when the initial filing is made with the Commission.”

Securities of a “shell company” cannot be publicly sold under Rule 144 in the absence of compliance with subparagraph (i) of Rule 144, though the SEC has implied that these restrictions would not be enforced respecting securities issued by a “shell company” prior to it having been determined to be a “shell company.” The filing of this Current Report is intended to satisfy the filing of the “Form 10 Information” and commence the one year holding period of Rule 144(i).

Holders

We had approximately 556 common stockholders of record as of June 3, 2014.  We have 13 preferred stockholders of record as of June 3, 2014.

Warrants

We have issued 2,892,857 warrants to purchase our common stock at an exercise price of $1.35 per share within three years of the Effective Date  (as defined in the Stock Purchase Agreement of the Offering Documents.) The Effective Date is defined as earliest of the date that (a) the initial Registration Statement has been declared effective by the Commission, (b) all of the underlying shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions or (c) following the one year anniversary of the Closing Date provided that a holder of underlying shares is not an Affiliate of the Company, all of the underlying shares may be sold pursuant to an exemption from registration under Section 4(1) of the Securities Act without volume or manner-of-sale restrictions and Company counsel has delivered to such holders a standing written unqualified opinion that resales may then be made by such holders of the underlying shares pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

Dividends

To date, the Company has not declared or paid cash dividends on its common stock.  The Company presently intends to retain all future earnings, if any, for its business and does not anticipate paying cash dividends in the foreseeable future.

The Series A 6% Convertible Preferred Stock offered as part of the Offering will pay a dividend of six percent (6%) per annum, payable quarterly in arrears, as further described in the Certificate of Designation filed on May 30, 2014.

When and as declared by the Board of Directors, holders of the outstanding shares of common stock offered hereby will be entitled to non-cumulative dividends.  Any future determination to pay cash dividends will be at the discretion of the Board of Directors and will be dependent upon the Company’s financial condition, results of operations, capital requirements, general business conditions, and such other factors as the Board of Directors may deem relevant.

Securities Authorized for Issuance under Equity Compensation Plans

The Company has granted 600,000 incentive employee stock options to its Chief Executive Officer and Directors pursuant to the Merger Agreement.

Use of Proceeds of Offering

Pursuant to the Offering, the Company offered to certain accredited and sophisticated investors a minimum of 2,000 Units and a maximum of 2,500 Units at a price of $1,000 per Unit for minimum gross offering proceeds of $2,000,000 and maximum gross offering proceeds of $2,500,000.  The following table sets forth the use of proceeds assuming all the Units offering in the Maximum Offering are sold.

Assuming Sale of Maximum Offering

	Minimum Offering	Percentage of Proceeds of Minimum Offering	Maximum Offering	Percentage of Proceeds of Maximum Offering
Gross Offering Proceeds (1)	$2,000,000	100%	$2,500,000	100%
Expense allowances, fees and offering expenses (2)	$240,000	12.0%	$240,000	9.6%
Net proceeds	$1,760,000		$2,260,000

Drilling (Dry Hole Cost)	$450,000	22.5%	$450,000	18.0%
Completion Costs (est. four wells)	$250,000	12.5%	$250,000	10.0%
Seismic (Stage I)	$252,000	12.6%	$414,000	16.6%
Seismic (Stage II)	$300,000	15.0%	$462,000	18.5%
Technical Services	$300,000	15.0%	$462,000	18.5%
General and Administrative (3)	$208,000	10.4%	$222,000	8.9%
Total Application of Net Proceeds	$2,000,000	100%	$2,500,000	100%

(1)  The Company offered the Units on a “best efforts” basis up to the Maximum Offering and may allow for oversubscription amounts up to 2,775 units.

(2)  The Company expects to incur certain accountable expenses related to this Offering, including printing, Blue Sky fees, filing fees, escrow fees, audit preparation and review fees, printing, postage, professional fees, the assumption of certain liabilities of Westcott, and travel expenses.

(3)  Represents estimated amounts we will apply towards dividends payable pursuant to the rights and preferences of the Series A 6% Convertible Preferred shares, working capital to cover our expected operating deficits for twelve months, salaries and general and administrative expenses and our costs to be a reporting public company.

The foregoing represents our best estimate of the allocation of the proceeds of the Offering based on our present plans and business conditions.  However, there can be no assurance that unforeseen events or changes in business conditions will not result in the application of proceeds of the Offering in a manner other than is described in this Memorandum.  Any such reallocation of the net proceeds of this Offering would be substantially limited to the categories set forth above. We believe we will have sufficient working capital for twelve months if we sell the Maximum Offering.  Pending such uses, we may invest such funds in short-term, interest-bearing securities where there is appropriate safety of principal or in interest-bearing bank accounts.

Purchases of Equity Securities by Us and Affiliated Purchasers

On February 12, 2014, E. Will Gray II (then our Secretary and Director, and currently serving as our Chief Executive Officer) purchased 890,000 shares of restricted common stock of the Company at the purchase price of $0.01 per share. With the exception of the information provided under the heading “Changes in Control” of the caption “Securities Ownership of Management and Certain Beneficial Holders,” there were no other purchases of any of our outstanding securities by us or our affiliated persons during our last two fiscal years ended September 30, 2013, and 2012.

DESCRIPTION OF REGISTRANT’S SECURITIES

We have an authorized capital of 100,000,000 shares divided into 50,000,000 shares of common stock with a par value of $0.001 per share and 50,000,000 shares of preferred stock with a par value of $0.01, with 2,775 of the 50,000,000 shares of preferred stock designated as Series A 6% Convertible Preferred Stock 2,025 of which none are outstanding.

Common Stock

Prior to the Merger, there were 2,500,000 shares of common stock of the Company issued and outstanding. As consideration for the Merger, Chisholm II, the sole shareholder of Dala, received 10,000,000 restricted shares of Westcott. Immediately following the Merger, there will be 12,500,000 shares of common stock issued and outstanding in the Company without conversion of any Series A 6% Convertible Preferred Stock (or exercise of any stock options or warrants) into common stock.

Preferred Stock

Prior to the Offering, no shares of Series A 6% Convertible Preferred Stock had been issued. Through the Offering, the Company has now issued 2,025 shares of Series A 6% Convertible Preferred Stock.

The Series A 6% Convertible Preferred Stock has been designated with certain rights, preferences and limitations. Holders of Series A 6% Convertible Preferred Stock are entitled to receive cumulative dividends at the rate per share of 6% per annum, payable quarterly on January 1, April 1, July 1, and October 1, in cash from legally available funds or, at the Company’s option, in duly authorized, validly issued, fully paid and non-assessable shares of common stock.  Each share of Series A 6% Convertible Preferred Stock is convertible at any time at the option of the Holder into common stock at the conversion price of $0.70 per common share based on the total dollar amount invested (subject to adjustment as set forth in the Series A 6% Convertible Preferred Stock Certificate of Designation) Unless waived by the Holder, at no time will the Holder be able to convert the Series A 6% Convertible Preferred Stock into common stock that is equal to more than 4.99% of the total issued and outstanding shares of common stock of the Company (the “Conversion Limitation”). If the Holder gives the Company at least 61 days’ written notice, then the Holder may convert up to 9.99% of the total issued and outstanding shares of common stock of the Company.

Within sixty days of the Closing of the Offering, the Company shall file a Registration Statement registering all Registrable Securities (as defined in the Registration Rights Agreement) including the shares of common stock issuable upon conversion of the shares of Series A 6% Convertible Preferred Stock, the warrant shares offered in the Offering, and any shares that may be paid to the Holder as dividends on the Series A 6% Convertible Preferred Stock. The Company shall cause the Registration Statement to become effective within 180 days following the filing date (in the event of a “full review” by the SEC) or 150 days (if there is not a “full review” by the SEC). All fees associated with the Registration shall be borne by the Company. The Company may incur certain cash liquidated damages if the terms and timelines of the Registration Rights Agreement are not met.

Stock Options

The Company issued incentive stock options in connection with the Merger. The Company’s newly-appointed Chief Executive Officer and Directors were granted a total of 600,000 stock options. Mr. Gray was granted 400,000 stock options at an exercise price of $0.70 that will vest over six years (unless there is a change of control of the Company or if Dala’s operations are acquired by a third party, at which time all the unvested stock options granted under the Plan will immediately vest and be exercisable). Mr. Cottman and Mr. Wimbish were each granted 100,000 stock options at an exercise price of $0.70 that will vest over six years (unless there is a change in control of the Company or if Dala’s operations are acquired by a third party, at which time all the unvested stock options granted under the Plan will immediately vest and be exercisable).

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our directors and officers is indemnified as provided by the Delaware General Corporation Law (“Section 145”) and our bylaws.  We have been advised that, in the opinion of the SEC, indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.  In the event of a claim for indemnification against such liabilities is asserted by one of our directors, executive officers or controlling persons,  we will, unless in the opinion of our legal counsel the matter has been settled by controlling precedent, submit the question of whether such indemnification is against public policy to a court of appropriate jurisdiction.  We will then be governed by the court’s decision.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

FINANCIAL STATEMENTS AND EXHIBITS

Please see our interim financial statements for the three months ended March 31, 2014 and our audited financial statements for the fiscal years ended September 30, 2013, and 2012, along with the “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, in our Quarterly Report on Form 10-Q for the quarters ended March 31, 2014, which was filed with the SEC on May 15, 2014, and in our Annual Report on Form 10-K for the fiscal year ended September 30, 2013, which was filed with the SEC on November 27, 2013.

Additionally, please see the proforma financial statements for Dala and Westcott as of March 31, 2014. See Item 9.01.

Item 5.01 Changes in Control of the Registrant.

On June 3, 2014, after the closing of the Merger, and the completed issuance of 10 million shares to the sole shareholder of Dala (that were immediately distributed on a pro rata basis to the sole shareholder’s members), a change of control of the Company occurred.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2014, Clancy Cottman and Jonathan S. Wimbish were appointed to the Board of Directors, and Wayne Bassham and Todd Albiston resigned from their positions as directors. On that same day, E. Will Gray II resigned as Secretary of the Company, Wayne Bassham resigned as the President of the Company, and Todd Albiston resigned as the Vice President of the Company. E. Will Gray II was appointed as the Chief Executive Officer of the Company and Callie Jones was appointed as the Secretary of the Company.  Biographical information for each of the new directors is included in the “Directors and Executive Officers” section of the Form 10 information above.

Item 5.06 Change in Shell Company Status.

Based on the Merger described in Items 2.01 and 5.01 herein, we are no longer a “shell company” as defined in subparagraph (i) of Rule 144.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired

Filed herewith as Exhibit 99.1 are:

•

Consolidated financial statements of Dala Petroleum Corp. from inception (January 17, 2014) to May 21, 2014

•

Pro-forma financial statements for Dala Petroleum Corp. and Westcott Products Corp. as of March 31, 2014

(c)

(b) See “Documents Incorporated by Reference,” below, for reference to our interim financial statements for the six months ended March 31, 2014, and our audited financial statements for the fiscal years ended September 30, 2013, and 2012. Exhibits

Exhibit
Number	Description of Exhibit	Filing
3.1	Articles of Incorporation	Filed with the SEC on January 23, 1989 and incorporated herein by reference.
3.1(a)	Amended Articles of Incorporation	Filed with the SEC on January 23, 1989 and incorporated herein by reference.
3.1(b)	Certificate of Designation for the Series A 6% Convertible Preferred Shares filed May 30, 2014	Filed herewith.
3.2	Bylaws	Filed with our initial Form 10-KSB for September 30, 2003 and incorporated herein by reference.
4.1	Registration Rights Agreement dated June 3, 2014	Filed herewith.
4.2	Form of Warrant dated June 3, 2014	Filed herewith.
4.3	Form of Lock-Up Agreement	Filed herewith.
4.4	Stock Option Grant Notice for E. Will Gray dated June 3, 2014	Filed herewith.
4.5	Stock Option Grant Notice for Clarence Cottman III dated June 3, 2014	Filed herewith.
4.6	Stock Option Grant Notice for Jonathan S. Wimbish dated June 3, 2014	Filed herewith.
10.1	Merger Agreement	Filed herewith.
10.2	Master Service Agreement	Filed herewith.
10.3	Option Participation Agreement	Filed herewith.
10.4	Form of Lease Agreement	Filed herewith.
10.5	List of Assigned Leases	Filed herewith.
10.6	Lease Assignment for Clay County, Kansas	Filed herewith.
10.7	Lease Assignment for Dickinson County, Kansas	Filed herewith.
10.8	Lease Assignment for Ottowa County, Kansas	Filed herewith.
10.9	Lease Assignment for Saline County, Kansas	Filed herewith.
10.10	Employment Agreement for E. Will Gray II	Filed herewith.
10.11	Private Placement Memorandum dated May 28, 2014	Filed herewith.
10.12	Form of Securities Purchase Agreement dated June 3, 2014	Filed herewith.
10.13	Escrow Agreement for Offering Funds	Filed herewith.
10.14	Jenson Services Escrow Agreement	Filed herewith.
99.1	Dala Petroleum Corp. Financial Statements for the Period from Inception (January 17, 2014) through May 21, 2014	Filed herewith.
99.2	Dala Petroleum Corp. Unaudited Pro-Forma Financial Statements	Filed herewith.

Additional Documents Incorporated by Reference

(i)

Quarterly Report on Form 10-Q filed on May 15, 2014;

(ii)

Quarterly Report on Form 10-Q filed on February 14, 2014;

(iii)

Annual Report filed on Form 10-K filed on November 27, 2013; and

(iv)

Annual Report filed on Form 10-K filed on December 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTCOTT PRODUCTS CORP.

Date:	June 3, 2014	By:	/s/ E. Will Gray II
E. Will Gray II
Chief Executive Officer and Director